1 Q2 2015 Investor Presentation

2 Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain words such as “anticipate,” “believe,” “can,” “would,” “should,” “could,” “may,” “predict,” “seek,” “potential,” “will,” “estimate,” “target,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “intend” or similar expressions that relate to the Company’s strategy, plans or intentions. Forward-looking statements involve certain important risks, uncertainties and other factors, any of which could cause actual results to differ materially from those in such statements. Such factors include, without limitation, the “Risk Factors” referenced in our most recent Form 10-K filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, and the following additional factors: ability to execute our business strategy; business and economic conditions; economic, market, operational, liquidity, credit and interest rate risks associated with the Company’s business; effects of any changes in trade, monetary and fiscal policies and laws; changes imposed by regulatory agencies to increase capital standards; effects of inflation, as well as, interest rate, securities market and monetary supply fluctuations; changes in consumer spending, borrowings and savings habits; the Company’s ability to identify potential candidates for, consummate, integrate and realize operating efficiencies from, acquisitions; the Company's ability to successfully convert core operating systems, at the estimated cost, without significant business interruption and to realize the anticipated benefits; the Company’s ability to achieve organic loan and deposit growth and the composition of such growth; changes in sources and uses of funds; increased competition in the financial services industry; the effect of changes in accounting policies and practices; the share price of the Company’s stock; the Company's ability to realize deferred tax assets or the need for a valuation allowance; continued consolidation in the financial services industry; ability to maintain or increase market share and control expenses; costs and effects of changes in laws and regulations and of other legal and regulatory developments; technological changes; the timely development and acceptance of new products and services; the Company’s continued ability to attract and maintain qualified personnel; ability to implement and/or improve operational management and other internal risk controls and processes and its reporting system and procedures; regulatory limitations on dividends from the Company’s bank subsidiary; changes in estimates of future loan reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; widespread natural and other disasters, dislocations, political instability, acts of war or terrorist activities, cyberattacks or international hostilities; impact of reputational risk; and success at managing the risks involved in the foregoing items. The Company can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this presentation, and the Company does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Further Information This presentation should be read together with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the related notes thereto included in our Form 10-K and quarterly reports. Non-GAAP Measures We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. Please see the Appendix to this presentation and our Form 10-K and quarterly reports for a further description of our use of non-GAAP financial measures and a reconciliation of the differences from the most directly comparable GAAP financial measures.

3 Company Overview

A Foundation for Growth

Company Overview

- Began banking operations in 2010/2011 with four acquisitions in 12 months (three failed banks)
- Created meaningful scale and market share in attractive markets of Colorado and Kansas City MSA
- Successful organic asset generation strategy with quality loan originations approaching $1.0 billion per year
- Maintaining excellent credit quality
  - YTD Non 310-30 loan charge-offs of just six basis points annualized
- Profitability emerging through the accounting "noise" on the path to 1% ROATA
- Opportunistic manager of capital
  - Successfully repurchased 42% of shares ($438mm) since early 2013 at a weighted average price of $19.88
  - Disciplined acquirer with future opportunities

NBHC 2Q15 Snapshot

Stock Price/52-Week Range	$20.64/$17.69-$22.04
TBV/Share (Current/w Excess Accretable Yield[2])	$18.58 / $19.57
Market Cap	$757mm
Assets	$4.8bn
Loans	$2.3bn
Deposits	$3.8bn
Banking Centers	101
YTD ROATA Reported/Adjusted[1]	0.06%/0.58%
Excess Capital[3] (9% Tier 1 Leverage Ratio – Long-term target)	$100mm

Note: Market and share repurchase data through 6-Aug-15; financial information as of and for the quarter ended 30-Jun-15.

[1] See non-GAAP reconciliation in appendix.

[2] 2Q15 TBV / share + net present value (5% discount rate) of excess A-T accretable yield and FDIC indemnification asset yield / share. Excess A-T accretable yield defined as total accretable yield less 4.0% average loan yield on originations. This results in an additional $0.99 after-tax to our TBV. TBV also adjusted for the deferred tax liability related to tax deductible goodwill. Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

[3] Pro forma for third quarter completion of $100.0 tender offer and PRVB acquisition. Current OCC Bank start-up operating agreement requires a minimum 10% tier 1 leverage ratio.

4

National Bank Holdings CORPORATION

5 Investment Highlights  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Strong loan growth momentum:  Record 2Q 2015 originations of $271mm, increase of 33% over first quarter; YTD originations of $475mm  Originations of $869mm in FY 2014, $714mm in FY 2013 and $434mm in FY 2012  Replacing high-yielding purchased loans with originated loans  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  YTD 2015 adjusted ROATA of 0.58%1  Goal of 1% ROATA  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.

6

NBHC LEADERSHIP

Executive Team

Tim Laney
Chairman, President & Chief Executive Officer

Brian Lilly
CFO, Chief of M&A and Strategy

Zsolt Bessko
Chief Administrative Officer & General Counsel

Richard Newfield
Chief Risk Management Officer

Tom Metzger
Chief of Enterprise Technology & Integration
Market President, Bank Midwest & Hillcrest Bank

Banking

EVP, Consumer & Small Bus. Central Division
Commerce Bancshares
EVP, Commercial Central Division
UMB Bank
Director of Consumer Lending
Bank Midwest
Manager, Commercial Real Estate
CB Richard Ellis

EVP, Consumer & Small Bus. Western Division
Bank of America
EVP, Commercial Western Division
Bank of Choice
Regional President, Small Business
Chase
Manager, Treasury Management
Bank Midwest

EVP, Specialty Banking
Colorado Business Bank
Managing Director, Capital Finance
Colorado Business Bank
Director of Special Assets
Hillcrest Bank
Manager, Energy Banking
Bank of Choice

Risk

Chief Compliance Officer
FDIC
BSA Officer
Jefferson Wells/Western Alliance
Director of Security
Federal Bureau of Investigation

Chief Credit Officer
Bank of America
Director of Loan Operations
First National Bank of Kansas
Enterprise Risk Manager
JP Morgan Chase

Director of Enterprise Risk & Credit Admin
Hillcrest Bank
Director of Internal Audit
M&I Bank
Information Security Officer
Deloitte

Administration/Finance/Operations

Treasurer
M&I Bank
Chief Accounting Officer
Deloitte
Director of Management Reporting & Analysis
Jeppeson Sanderson, a Boeing Company

Director of Enterprise Technology
Commerce Bancshares
Director of Project Management Office
Hillcrest Bank
Director of Human Resources
JE Dunn Construction

Chief Marketing Officer
Bank of America
Director of Corp Development & Strategy
Goldman Sachs

7

National Bank Holdings CORPORATION

8 Organic Growth Acquisition Growth Client-Centered, Relationship-Driven Enhanced Product Offerings Attractive Markets Disciplined Acquisitions Scalable Operating Platform & Efficiencies Leading Regional Bank Holding Company Our Objectives Opportunistic Capital Management

9 Strategic Execution Highlights Expanded Efficiency Initiatives Managed Capital Opportunistically Further Franchise Development  Expanded product offerings  Established Capital Finance Team  Established Specialty Gov’t and Non-Profit Banking Unit  Enhancements to Small Business Banking  Cultivating sales culture and service  Expanded and repurposed sales force  Built culture of accountability  Repurchased $438 million (42% of outstanding shares) since early 20131  Successfully repurchased $100 million of shares through tender offer  $8 million remaining share repurchase authorization1  Disciplined acquirer with future opportunities  Paid $400 million in distributions from Bank to HoldCo  5 cent quarterly dividend  Core system conversion in 2015 benefitting 2016 and beyond by $4-$5 million/year  Aggressively reduced problem loan/OREO expenses  Consolidated 8 banking and 32 retirement centers  Reduced operating expenses by streamlining support/ operating functions  Moving toward long term goal of <60% efficiency ratio Accelerated Organic Growth  Over $860 million in loan originations (TTM) while maintaining strong credit quality  Replacing high- yielding purchased loans with originated loans  Growing strategic loan portfolio at 21% over prior year  $132 million (46%) decrease from prior year in non-strategic loans  10% YOY growth in average DDA’s 1As of 7-Aug-2015.

10     NBHC Markets and Family of Brands Banking Centers (101)  54 banking centers  21 commercial bankers  12 NBH specialty bankers  1.3% deposit market share across Colorado  Ranks #5 in market share of Colorado headquartered banks  45 banking centers  13 commercial bankers  3.6% deposit market share in Kansas City MSA  Ranks #6 in banking centers in Kansas City MSA  2 commercial and private banking center locations in Austin and Dallas, TX  6 commercial bankers CO TX Source: SNL Financial. Deposit data as of 30-June-2014. Attractive and Growing Markets Dallas Austin MO Denver Kansas City CO KS 25 70 35 70 70 49

Our Markets are Attractive

Key Statistics by MSA

		U.S.	Denver, CO		Front Range		Kansas City, MO	
Demographics	2015 Population (mm)	319.5		2.8		4.4		2.1
	Population CAGR ('15-'20E)	0.7 %	✓	1.4 %	✓	1.4 %		0.6 %
	2014 Median Household Inc.	$53.7K	✓	$64.4K	✓	$63.3K	✓	$56.8K
	Household Income Growth ('15-'20E) [1]	6.7 %	✓	7.2 %	✓	7.5 %		4.9 %
	# of Businesses (000s)	–		114.9		182.7		76.0
Economics	Unemployment Rate (May-15)	5.5 %	✓	4.1 %	✓	4.2 %	✓	5.3 %
	2013 Real GDP per Capita	$52.1K	✓	$61.6K	✓	$57.6K	✓	$53.7K
	Real GDP Growth ('08-'13)	5.2 %	✓	9.7 %	✓	9.8 %		4.2 %
	Home Price Index 5yr Δ [2]	8.3 %	✓	27.1 %	✓	24.5 %		3.1 %
	Building Permit 5yr CAGR ('09-'14)	12.2 %	✓	31.0 %	✓	31.6 %	✓	19.1 %
Banks	Branch Penetration (per 100k people)	29.6	✓	24.5	✓	25.4		34.3
	Top 3 Combined Deposit Market Share	52% [3]		55%		54%	✓	40%

✓ Equal or Better Than U.S. Average

Source: FHFA, SNL Financial, U.S. Census, U.S. Bureau of Economic Analysis.
Note: "Front Range" statistics include populated weighted values for Denver, Boulder, Colorado Springs, Fort Collins, and Greeley MSAs. Deposit data as of 30-Jun-15. Front Range unemployment based on a weighted average unemployment and 2015 population for each MSA.
[1] HHI projections based on current dollar values (inflation adjusted).
[2] FHFA home price index based on quarterly all-transaction data as of 30-June-15.
[3] Based on U.S. Top 20 MSAs (determined by population).

11

National Bank Holdings CORPORATION

12 $518 $1,083 $1,643 $1,745 $1,900 $604 $421 $318 $293 $272 $1.1 $1.5 $2.0 $2.0 $2.2 4QE12 4QE13 4QE14 1QE15 2QE15 Originated Purchased $518 $1,083 $1,645 $1,746 $1,901 $1,315 $771 $517 $470 $428 $1.8 $1.9 $2.2 $2.2 $2.3 4QE12 4QE13 4QE14 1QE15 2QE15 Originated Purchased C & I 41% Agriculture 6% Owner Occupied 8% CRE 14% Resi 29% Consumer 2%  Originated portfolio has excellent credit quality with 0.06% annualized non 310-30 net charge-offs YTD 2015  Relationship banking model with a focus on the markets we serve  Loan growth inflection point achieved in 3Q13  Strategic loans grew 21% YoY from Q2 2014  Investments in commercial bankers adding value Strategic Loan Composition Total Loans ($ in millions) New Loan Originations Organic Loan Growth Strategy is Accelerating Strategic Non-Strategic Commercial Related 69% Inflection Point $228 $482 $712 $168 $222 $206 $232 $157 $36 $49 $434 $714 $869 $204 $271 FY12 FY13 FY14 1Q15 2Q15 Commercial Related Consumer Related ($ in millions) (Total $ in billions) (Total $ in billions) $711 $350 $202 $179 $156 4QE12 4QE13 4QE14 1QE15 2QE15

13 9% 6% 6% 4% 4% 4% 3% 3% 1% 1% 1% 10% 4% 3% 3% 1% 0% <1% 6% 26% 2% 1% Loans Credit Quality ($2.3 Billion Outstanding) Portfolio Characteristics Strong Credit Quality of Originated Loans Non-Accrual Loans NA’s/Originated Loans $ in millions 1Includes owner-occupied CRE. Consumer, 29.5% Non Owner- Occupied CRE, 17.2% Commercial & Industrial1, 53.2% $1.1 $0.9 $0.9 $0.7 $0.9 $1.2 $13.5 $12.7 0.25% 0.16% 0.14% 0.09% 0.09% 0.10% 1.00% 0.83%  YTD annualized non 310-30 net charge offs of 6 bps  FY 2014 non 310-30 net charge-offs of 6 bps  Commercial loans originated YTD:  Average funding of $1.2 million  Average commitment, including unused, of $1.5 million  Residential loans originated YTD:  Average FICO of 764  Average LTV of 45%  Average funding per loan of $124k  Top 25 originated relationships:  Average funded balance of $17.2 million  Average commitment of $21.2 million  Energy loans were 6% of total loans, 3% of earning assets C&I Construction is made up of companies whose business purpose is commercial construction All Other NOO: - Other CRE 42% - Retail 23.42% - Warehouse/ Industrial 16.94% (2.9% is Non-strategic)

14 $144 Million Energy Portfolio Energy Portfolio Profile  6.2% of loans, 3.3% of earning assets  Granular - $5.3mm avg. balance per relationship  Overall, credit quality remains satisfactory at 6/30/2015, with trends reflecting industry dynamics  Prices are depressed and continue to stress energy clients, particularly in the energy services sub-sector; however, client capital and liquidity, as well as loan structures, mitigate potential credit loss  One energy-services loan relationship was placed on non- accrual during Q2 2015. We estimated no impairment on this relationship. Energy Production, 44% Energy Services, 25% Energy Midstream, 31% Prudent Energy Banking Approach  Disciplined energy lending  Clients selected based on strong balance sheets, low leverage and management quality  All clients have been recently reviewed and we maintain monthly monitoring for clients in this sector  Experienced energy banking team  Specialized and experienced bankers  Specialized and experienced underwriters  In-house petroleum geologist  Energy Production – Loans to companies engaged in exploration and production  Clients governed by borrowing base against proved reserves  55% of clients are hedged into 2016 and 2017  Average utilization of 56% against lines  Most recent price deck has downside set at $35 for oil and $2.00 for natural gas  Energy Services – Companies that provide products and services to oil/gas companie  Asset-based lending structures  Secured by accounts receivable, inventory and equipment  Energy Midstream – Loans to companies that engage in consolidation, storag and transportation of oil and gas  Well capitalized, low leverage  Take or pay contracts, sustainable cash flows  Secured by plant and equipment

15 $ 224.3 $ 23.9 $ 200.4 Inc. in Accretable Yield (Recog. Over Time) Impairments ( 310-30 Provision) Net Economic Impact Attractive $241Million of 310-30 Loan Pools Strong Credit Quality of Non 310-30 Loans Strong Loss Share Coverage of Total NPAs Credit Quality ($ in millions) Net Charge-Offs Allowance for Loan Losses1 Nonperforming Non 310-30 Originated Nonperforming Loans 1Does not include $5.6 million of purchase accounting marks. Strong Credit Quality on $2.1 Billion of Non 310-30 Loans Accretable Yield Reclassification Life-to-Date .79% .27% .06% .04% .10% YE12 YE13 YE14 1QE15 2QE15 1.06% .80% .90% .92% .93% YE12 YE13 YE14 1QE15 2QE15 $67.2 $39.7 $21.0 $18.6 $21.8 $52.1 $55.9 $19.8 $17.0 $14.5 2.2% 1.9% 0.9% 0.7% 0.8% YE12 YE13 YE14 1QE15 2QE15 NPAs - Non-Covered NPAs - Covered NPAs / Total Assets 2.81% .68% .57% .58% .72% YE12 YE13 YE14 1QE15 2QE15 Non-accrual TDRs on Non-accrual 1.82% 0.15% 0.29% 0.31% 0.25% YE12 YE13 YE14 1QE15 2QE15 Non-accrual TDRs on Non-accrual

16 0.64% 0.41% 0.37% 0.36% 0.37% FY12 FY13 FY14 1Q15 2Q15 Deposit Composition Cost of Deposits Time Deposit Maturity (2QE15) ($ in millions) Average Transaction Deposits & Repos Average Time Deposits Avg Rate 0.60% 0.65% 0.84% 1.08% 1.23% 1.28% Growing Low Cost Transaction Accounts $2,402 $2,453 $2,520 $2,679 $2,669 4Q12 4Q13 4Q14 1Q15 2Q15 $1,833 $1,544 $1,376 $1,340 $1,295 4Q12 4Q13 4Q14 1Q15 2Q15 29% 28% 30% 30% 31% 29% 33% 34% 35% 35% 33% 27% 25% 22% 21% 22% 15% 14% 13% 12% $4,201 $3,838 $3,766 $3,832 $3,762 YE12 YE13 YE14 1QE15 2QE15 Demand & NOW Savings & MM Retail Time Jumbo Time 64% Non- Time 58% Non- Time 61% Non- Time 65% Non- Time 66% Non- Time $489 $365 $280 $86 $35 $12 39% 29% 22% 7% 3% 1% <6 Months 6 Months - 1 Year 1 - 2 Years 2 - 3 Years 3 - 4 Years 4+ Years Maturity ($mm) % of Total Time Deposits After removing 4Q11: - Avg. Trans Dep. and Repos: 12% to 5% - Avg. Time Dep.: 53% to 25% - Cost of Dep. : 68bps to 27bps

17 Delivering on Commercial Banking Strategy Invested in Commercial Capabilities  Team of 52 experienced commercial bankers  Committed to consistent top-grading of bankers  Established Capital Finance, Government and Non-Profit Banking specialty lines  Industry expertise in energy, food and agriculture  Built culture of accountability Well-Positioned For Growth  Loan origination momentum building: 2012: $228mm; 2013: $481mm; 2014: $712mm; YTD 2015: $389mm in commercial originations  Second quarter 2015 loan originations increased 33% over first quarter  Full treasury management capabilities  Relationship banking driving non-interest bearing deposits  Rolled out client interest rate swap program for clients

18 Delivering on Consumer & Small Business Banking Strategy Optimized Banking Center Distribution  Consolidated 4 banking and 32 retirement centers, announced 4 banking center consolidations  Rolled out teller staffing efficiency model  Consolidated management responsibilities  Built culture of accountability Well Positioned For Growth  Launched consumer and small business relationship product suites  Emphasis on growing small business deposits and loans  Focus on increasing transaction accounts and client share of wallet  Emphasis on residential mortgages (1st, 2nd and home equity loans/lines)  Continue to invest in client facing talent See email from Patrick om 5/6/14 for how to measure.

19 Disciplined Acquirer with Future Opportunities M&A Focus Target Geographies  Positioned to consolidate targets along the I-25, I-70 and I-35 corridors across CO, KS and MO  Excess capital of $100mm¹  Management team experienced with M&A Announced Acquisition of Pine River Valley Bank Potential In Footprint Acquisition Opportunities² Asset Size Range Total # of Banks Total Assets ($bn) # of Private Banks Private Assets ($bn) $1bn - $5bn 27 $ 53.0 18 $ 34.0 $500mm-$1bn 32 22.6 31 21.8 $250mm-$500mm 93 32.1 93 13.2 Total Opportunities 152 $107.7 142 $69.0 Source: SNL Financial ¹ Pro forma for third quarter completion of $100.0 tender offer and PRVB acquisition. Current OCC Bank start-up operating agreement requires a minimum 10% tier 1 leverage ratio. ² Financial information as of 30-Jun-2015. Includes opportunities in CO, KS, and MO.  Banks  Specialty finance / asset generators  Wealth management / trust  Banking center networks  Reasonable TBV dilution, earnings contribution, IRR criteria Well Positioned For Growth  Strong Southwest Colorado markets with attractive fill-in locations  Clean bank with $140mm in assets  1x TBV price, $9.5mm cash deployment, <2 year TBV earn-back  Closed August 1, 2015 25 35 7070 35 70 49

20 Financial Overview

21  Grew the strategic loan portfolio by $134.4 million, or 26.4% annualized.  Grew total loans $112.3 million, or 20.3% annualized, on the strength of a record $271.4 million of originations.  Credit quality remained strong, as annualized non 310-30 net charge-offs were only 0.10% of average non 310-30 loans.  Successfully exited $22.1 million, or 49.7% annualized, of the remaining non-strategic loan portfolio.  Added a net $4.4 million to accretable yield for the acquired loans accounted for under ASC 310-30.  Average demand deposits increased $25.1 million, or 13.7% annualized, leading the average transaction deposits and client repurchase agreements increase of $42 million during the second quarter, or 6.3% annualized.  Net interest income totaled $38.9 million, a $0.6 million decrease from the prior quarter. The quarterly decrease was primarily driven by lower levels of higher-yielding purchased loans.  FDIC loss-share related non-interest income totaled a negative $6.1 million, including $7.3 million of non-cash amortization of the FDIC indemnification asset.  Repurchased 1.8 million shares during the second quarter, or 4.9% of outstanding shares.  Subsequent to June 30, 2015, successfully executed tender offer to repurchase $100.0 million of shares at a price of $21.50. Since early 2013, 22.0 million shares have been repurchased, or 42.1% of then outstanding shares, at a weighted average price of $19.88.  At June 30, 2015, tangible common book value per share was $18.58 before consideration of the excess accretable yield value of $0.99 per share. Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. Second Quarter 2015 Results Summary

On the Path to 1% ROATA

Accounting "noise" is burning-off:

- Significant impact of non-cash FDIC indemnification asset amortization charges is burning-off
- Aggressively resolving acquired problem assets
- Managing toward the end of FDIC loss-share

Will be left with:

- Growing loan portfolio with good credit quality
- More traditional balance sheet mix
- Leaner operating cost structure

Reported and Adjusted[1] ROATA



0.60%
0.43%
0.17%
0.56%
0.60%
-0.04%
1Q15
2Q15
Reported
Adjusted

Reported and Adjusted[1] Diluted EPS



$0.17
$0.14
$0.03
$0.16
$0.20
$(0.04)
1Q15
2Q15
Reported
Adjusted

Adjusted[1] Efficiency Ratio FTE



90.74%
74.04%
93.88%
75.14%
1Q15
2Q15
Reported
Adjusted

Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics.

[1] Adjusted calculations exclude the impacts of FDIC indemnification asset amortization, other FDIC loss sharing income (loss), gain on recoveries of previously charged-off acquired loans, OREO related write-ups and other income, OREO expenses, problem loan expenses, warrant income/expense contract termination expenses, conversion related expenses, banking center closure related expenses and the applicable tax impacts.

22

National Bank Holdings CORPORATION

23 Originated $1,901 Covered $28 Non-Covered $159 Covered $139 Non- Covered $102 Originated 82% Acquisition Marked 11% Acquisition Marked & Covered 7% 34% 38% 45% 44% 49% 43% 50% 42% 38% 38% 14% 4% 5% 10% 6% 2% 1% 1% 1% 0% 7% 7% 7% 7% 7% 4Q12 4Q13 4Q14 1Q15 2Q15 Loans Investment Securities Cash FDIC Indemnification Asset Other Assets ($ in billions) $4.8bn $4.9bn $5.4bn $5.0bn $4.8bn Non 310-30 Loans $2,087mm 90% 310-30 Loan Pools $241mm 10% Total Assets Marked and Covered Loan Portfolio Low-Risk Balance Sheet  48% of total assets are in cash, securities (low-risk, high-quality agency residential MBS and CMOs), and covered loans  Low risk-weighted assets to average assets ratio of 56%  97% of total liabilities composed of client deposits and repos  Capital is strictly composed of common equity Loan Portfolio  18% of portfolio was fair value marked at acquisition  $167mm, or 7%, is covered by FDIC loss share  10% are in accounting loan pools that are re-measured quarterly Note: Data as of 30-June-15. Total Loans: $2.3bn ($ in millions)

24 $48 $45 $17 $10 $11 $39 $20 $22 $18 $12 $87 $64 $39 $28 $23 YE12 YE13 YE14 1QE15 2QE15 Projected Improved Client Cash Flows Projected FDIC Loss-Share Billings Covered Assets Covered Assets Strong Covered Asset Performance FDIC Loss-Share Related ($ in millions)  Quarterly valuations continue to show cash flow improvements in covered assets  Most covered loans accounted for under ASC 310-30; yielding 19.32% in 2Q15  FDIC loss-sharing expires in 4Q15 and 4Q16 $608 $309 $194 $172 $167 $46 $39 $18 $16 $13 $654 $348 $212 $188 $180 YE12 YE13 YE14 1QE15 2QE15 Loans OREO FDIC Indemnification Asset $19.0 $27.7 $7.7 $7.3 $22.0 $29.0 $(2.8) $8.9 $0.8 $(1.1) $1.0 $4.0 $16.2 $36.6 $8.5 $6.2 $23.0 $33.0 2013 2014 1Q15 2Q15 Other FDIC Loss-Share Related Expense/(Income) Indemnification Asset Amortization 1 FY 2015 Guidance 1 Other FDIC Loss-Share Related Income includes loss share income/(expense), clawback accretion, and sharing of OREO gains/losses.

25 37% 5% 58% 1% Mortgage Backed Securities - Fixed Rate Mortgage Backed Securities - ARMs Collateralized Mortgage Obligations - Fixed Rate Collateralized Mortgage Obligations - Floating Rate 31-Dec14 31-Mar 15 30-Jun 15 Book Value Available-for-Sale $ 1,484 $1,407 $1,322 Held-to-Maturity 516 490 459 "Locked-in" Gains (HTM) 15 14 13 Total Book Value $ 2,015 $1,911 $1,794 Available-for-Sale Unrealized Gains / (Losses) (5) 6 (5) Held-to-Maturity Unrealized Gains / (Losses) 4 7 4 Fair Market Value of Portfolio $ 2, 014 $1,924 $1,793 Portfolio Yield (Spot) 2.13% 2.13% 1.92% Portfolio Duration 3.2 3.1 3.5 Weighted-Average Life 3.4 3.3 3.7 Investments by Asset Class1 (2Q15) Portfolio Summary1 ($ in millions) ¹ Excludes $27mm, $27mm, and $27mm of FHLB / FRB stock as of 31-Dec-14, 31-Mar-15, and 30-Jun-15 respectively. ² AAA rated by Moody’s, AAA by Fitch, and AA+ by S&P.  100% of portfolio AAA rated or U.S. agency backed2  Stable duration of 3.5 years  OCI fluctuations minimized by 26% of portfolio in Held-To-Maturity  As of June 30, 2015 AOCI was $4.4 million gain, net of tax  Using cash flows to fund loan growth Conservative Investment Portfolio (“Locked in” gains line + AFS Unrealized g/l line)* .395% = AOCI amt in last bullet above.

26 . 1 12-month simulated net interest income impact using management projected balance sheet and an immediate parallel shift in the yield curve. Rate risk measures are adjusted to reflect less excess cash as a result of reducing excess capital to 10% leverage ratio. NBHC Balance Sheet Positioned to Benefit From Rising Rate Environment Net Interest Income Change1 (0.88)% 2.94% 4.72% (1.69)% 3.40% 5.35% (4.0)% 0.0% 4.0% 8.0% -50 bps +100 bps +200bps % Ch a n g e Interest Rate Shock 31-Dec-14 30-Jun-15 Net Interest Income Sensitivity

27 3.81% 3.85% 3.59% 3.53% FY13 FY14 1Q15 2Q15 $179.0 $170.2 $39.5 $38.8 FY13 FY14 1Q15 2Q15 $ 20.2 $(1.7) $(0.5) $ 2.7 $30.2 $30.4 $7.4 $8.7 14.4% 15.1% 15.9% 18.2 % FY13 FY14 1Q15 2Q15 Non-interest income Adjusted NII Adj. Fee Income Ratio Net Interest Margin1 Note: Please refer to the appendix for a reconciliation of non-GAAP financial metrics. ¹ Presented on a fully taxable equivalent basis using the statutory rate of 35% beginning in 2014. The tax equivalent adjustments included for FY14, 1Q15, and 2Q15 were $930, $395, and $550 thousand, respectively. 2Adjusted non-interest income excludes gain on sale of securities, FDIC indemnification asset amortization, FDIC loss sharing income (expense), gain on previously charged-off acquired loans and OREO related write-ups and other income. Strong Yields on Loan Portfolio Reported and Adjusted Non-Interest Income2 ($ in millions) Net Interest Income Replacing High-Yielding Purchased Loans with Originations P&L Metrics 12.35% 16.82% 19.05% 19.32% 5.50% 4.41% 4.16% 4.23% FY13 FY14 1Q15 2Q15 310-30 Loans Non 310-30 Loans 1

28 $42 $41 $39 $38 $38 $37 $38 $36 $37 $3 $3 $2 $2 $3 $2 $(9) $0 $1 $0 $0 $4 $(1) $(1) $(1) $4 $(0) $2 $45 $47 $44 $39 $40 $38 $33 $37 $40 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 Operating Problem Loan / OREO Other¹ $174 $163 $151 $149 $150 $29 $17 $(2) $2 $5 $7 $4 $1 $(2) $7 $210 $184 $150 $149 $162 FY12 FY13 FY14 1Q15 Annualized 2Q15 Annualized Operating Problem Loan / OREO Other¹ Expenses  Consolidated 8 banking and 32 retirement centers, shifting focus toward core traditional banking centers  Continued bank-wide operational streamlining  Managed down problem loan/OREO expenses  2Q15 total non-interest expenses down 2% from prior year  Core system annual savings of $4-$5mm/yr resulting from 2015 conversion Efficiency Actions Taken Operating Improvement Initiatives  Continuous improvement focus  <60% long-term efficiency ratio goal  Banking center optimization  Improving client experience  Enhancing operational efficiencies  Reducing discretionary spending  Core system conversion in 2015 benefiting 2016 1 Other expenses include: IPO expenses, banking center closure charges, contract termination accrual, conversion related expenses and change in fair value of warrant liability. ($ in millions) Annual Quarterly Should we note the savings period, ie “through year 2020”?

29 Looking Ahead

30 Path to 1% ROATA 1Please refer to the appendix for a reconciliation of non-GAAP financial metrics. 2Represents 2Q15 adjustments to ROATA.  Replacing high- yielding purchased loans with originated loans  FDIC indem asset negative amortization ending < two years  FDIC loss share ending  Reduction in work-out expenses  Ramp-up of loan production  Maintain low cost of funds  Fee business initiatives  Strong credit quality  Maintain focus on expenses  Higher yielding acquired loans run-off  Securities run-off reinvested into loans Organic Earnings Potential (0.04)% 2Q 2015¹ FDIC Accounting Noise & Workout Expenses Organic Growth Non-Strategic Loans & Investment Securities Pro Forma 0.56%1,2 Target ROATA of 1.00% 0.60%

31 Fully Levered Targets Assets ~$8bn–$10bn Efficiency Ratio <60% ROATA ≥1.00% ROATCE 12%–14% Dividend Payout Ratio 25% Tier 1 Leverage 9% Key Financial Targets

32 Investment Highlights 1Please refer to the appendix for a reconciliation of non-GAAP financial measures.  Disciplined focus on building meaningful scale and market share in attractive markets  Successfully rebuilding failed banks with organic growth strategy:  Strong loan growth momentum:  Record 2Q 2015 originations of $271mm, increase of 33% over first quarter; YTD originations of $475mm  Originations of $869mm in FY 2014, $714mm in FY 2013 and $434mm in FY 2012  Replacing high-yielding purchased loans with originated loans  Profitability emerging through the diminishing FDIC loss-share accounting “noise” and OREO/problem loan workout costs  YTD 2015 adjusted ROATA of 0.58%1  Goal of 1% ROATA  Expertise in mergers and acquisitions with future opportunities  Single, scalable operating platform capable of handling future growth  Attractive low-risk profile  Demonstrated opportunistic manager of capital  Experienced and respected management team and board of directors

33 Appendix

34  Head of Business Services at Regions Financial, where he also led the transformation of wholesale lines of business  Senior management roles in small business, commercial banking, private banking, corporate marketing and change management, and Management Operating Committee member at Bank of America; also served as President, Bank of America, Florida Tim Laney Chairman, President & Chief Executive Officer (32 years in banking)  Head of Business Services Credit at Regions Financial  Senior roles in risk management, credit, commercial banking, global bank debt and corporate marketing at Bank of America Richard Newfield Chief Risk Management Officer (29 years in banking)  Vice Chairman and Chief Operating Officer at F.N.B. Corporation  Corporate strategic planning, line-of-business and geographic Chief Financial Officer roles at PNC Brian Lilly Chief Financial Officer (34 years in banking) NBHC Management Team  Partner with law firm Stinson Leonard Street LLP  Executive Vice President, General Counsel and Secretary at Guaranty Bancorp Zsolt Bessko Chief Administrative Officer & General Counsel (19 years in legal and banking)  Bank president and chief risk officer and group EVP of Citizens Financial Group  Executive roles at US Bank, Firstar Bank and Mercantile Bank Tom Metzger Chief of Enterprise Technology & Integration & President, Bank Midwest & Hillcrest Bank (41 years in banking) The years of experience gets moved up by 1 every Q3 deck.

35 Title Past Experience Name Tim Laney Chairman, President and CEO  Senior EVP and Head of Business Services of Regions Financial  EVP and Management Operating Committee at Bank of America Ralph Clermont Lead Director / Chairman of the Audit and Risk Committee  Managing Partner of the St. Louis office of KPMG LLP Frank Cahouet Director  Chairman, President and Chief Executive Officer of Mellon Financial  President and Chief Operating Officer of Fannie Mae Robert Dean Director / Chairman of the Nominating and Governance Committee  Senior Managing Director at Ernst & Young Corporate Finance LLC  Co-Chair of Gibson, Dunn & Crutcher LLP’s banking practice Fred Joseph Director  Banking and Securities Commissioner for the State of Colorado  President of the North American Securities Administrators Association Micho Spring Director  Chair of Global Corporate Practice of Weber Shandwick  CEO of Boston Communications Company Burney Warren Director / Chairman of the Compensation Committee  EVP and Director of Mergers and Acquisitions of BB&T  President and Chief Executive Officer of First Federal Savings Bank Accomplished Board of Directors

Reconciliation of Non-GAAP Measures

($ in millions)

	As of and for the Three Months Ended			As of and for the Years Ended		
	30-Jun-14	31-Mar-15	30-Jun-15	31-Dec-12	31-Dec-13	31-Dec-14
Net income (loss)	$ 2.1	$ 1.2	$ (1.3)	$ (0.5)	$ 6.9	$ 9.2
Add: impact of core deposit intangible amortization expense, after tax	0.8	0.8	0.8	3.2	3.2	3.3
Net income (loss) adjusted for impact of cored deposit intangible amortization expense, after tax	$ 2.9	$ 2.1	$ (0.5)	$ 2.7	$ 10.2	$ 12.4
Average assets	$ 4,881.6	$ 4,915.1	$ 4,868.8	$ 5,786.8	$ 5,175.2	$ 4,867.9
Less: average goodwill and intangible assets	74.5	69.4	67.7	86.8	80.0	73.1
Average tangible assets (non-GAAP)	$ 4,807.1	$ 4,845.7	$ 4,801.2	$ 5,699.9	$ 5,095.2	$ 4,794.9
Average shareholders' equity	$ 885.4	$ 780.5	$ 742.1	$ 1,094.0	$ 1,038.8	$ 860.7
Less: average goodwill and intangible assets	74.5	69.4	67.7	86.8	80.0	73.1
Average tangible common equity (non-GAAP)	$ 810.9	$ 711.1	$ 674.5	$ 1,007.2	$ 958.8	$ 787.6
Return on average assets	0.17%	0.10%	(0.11)%	(0.01)%	0.13%	0.19%
Return on average tangible assets (non-GAAP)	0.25%	0.17%	(0.04)%	0.05%	0.20%	0.26%
Return on average equity	0.96%	0.65%	(0.72)%	(0.05)%	0.67%	1.07%
Return on average tangible common equity (non-GAAP)	1.46%	1.18%	(0.31)%	0.27%	1.06%	1.58%
Interest income	$ 46.0	$ 43.1	$ 42.5	$ 233.5	$ 195.5	$ 184.7
Add: impact of taxable equivalent adjustment	0.2	0.4	0.6	-	-	0.9
Interest income, fully taxable equivalent (non-GAAP)	$ 46.2	$ 43.5	$ 43.1	$ 233.5	$ 195.5	$ 185.6
Net interest income	$ 42.4	$ 39.5	$ 38.9	$ 204.3	$ 179.0	$ 170.2
Add: impact of taxable equivalent adjustment	0.2	0.4	0.6	-	-	0.9
Net interest income, fully taxable equivalent (non-GAAP)	$ 42.6	$ 39.9	$ 39.4	$ 204.3	$ 179.0	$ 171.2
Average earning assets	$ 4,461.9	$ 4,509.9	$ 4,476.9	$ 5,130.8	$ 4,571.3	$ 1,310.3
Yield on earning assets	4.14%	3.87%	3.81%	4.55%	4.31%	1.63%
Yield on earning assets, fully taxable equivalent (non-GAAP)	4.16%	3.91%	3.86%	4.55%	4.31%	1.63%
Net interest margin	3.81%	3.55%	3.48%	3.98%	3.40%	1.21%
Net interest margin, fully taxable equivalent (non-GAAP)	3.83%	3.59%	3.53%	3.98%	3.40%	1.21%

36

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions)

	As of and for the Three Months Ended			As of and for the Years Ended		
	30-Jun-14	31-Mar-15	30-Jun-15	31-Dec-12	31-Dec-13	31-Dec-14
Net interest income	$ 42.4	$ 39.5	$ 38.9	$ 204.3	$ 179.0	$ 170.2
Add: impact of taxable equivalent adjustment	0.2	0.4	0.6	-	-	0.9
Adjusted net interest income, fully taxable equivalent (non-GAAP)	$ 42.6	$ 39.9	$ 39.4	$ 204.3	$ 179.0	$ 171.2
Non-interest income (expense)	$ 2.2	$ (0.5)	$ 2.7	$ 37.4	$ 20.2	$ (1.7)
FDIC indemnification asset amortization	6.0	7.7	7.3	13.8	19.0	27.7
FDIC loss sharing income (expense)	0.6	0.8	(1.1)	(12.1)	(2.8)	8.9
Gain on sale of previously charged-off acquired loans	(0.2)	(0.1)	(0.0)	(4.3)	(1.3)	(0.7)
Impact of OREO related write-ups and other income	(1.0)	(0.5)	(0.2)	(2.9)	(4.8)	(3.8)
Adjusted non-interest income (non-GAAP)	$ 7.5	$ 7.4	$ 8.7	$ 31.9	$ 30.2	$ 30.4
Non-interest expense adjusted for core deposit intangible asset amortization	$ 38.5	$ 35.4	$ 39.1	$ 204.3	$ 178.6	$ 144.7
Impact of change in fair value of warrant liabilities	0.6	0.4	(0.5)	1.4	(0.8)	3.0
Other real estate owned (expenses) income	(1.4)	0.4	(0.4)	(20.3)	(11.0)	5.4
Problem loan expenses	(1.1)	(0.8)	(0.7)	(8.5)	(5.6)	(3.5)
Banking center closure related expenses	-	-	(1.1)	-	-	(4.1)
Conversion related expenses	-	(0.4)	(0.2)	-	(3.4)	-
Adjusted non-interest expense (non-GAAP)	$ 36.6	$ 35.0	$ 36.2	$ 176.8	$ 157.8	$ 145.4
Efficiency ratio	86.40%	90.74%	93.88%	84.53%	89.70%	85.82%
Efficiency ratio (fully taxable equivalent) (non-GAAP)	85.97%	89.83%	92.66%	84.53%	89.70%	85.35%
Adjusted efficiency ratio (fully taxable equivalent) (non-GAAP)	72.98%	74.04%	75.14%	74.87%	75.46%	72.13%

37

National Bank Holdings CORPORATION

Reconciliation of Non-GAAP Measures (cont'd)

($ in millions, except per share)

	As of and for the Three Months Ended			As of and for the Years Ended		
	30-Jun-14	31-Mar-15	30-Jun-15	31-Dec-12	31-Dec-13	31-Dec-14
Adjustments to diluted earnings per share:						
Income (loss) per share - diluted	$ 0.05	$ 0.03	$ (0.04)	$ (0.01)	$ 0.14	$ 0.22
Adjustments to diluted earnings per share (non-GAAP)[1]	0.10	0.14	0.20	0.25	0.37	0.45
Adjusted diluted earnings per share (non-GAAP)	$ 0.15	$ 0.17	$ 0.16	$ 0.24	$ 0.51	$ 0.67
Adjustments to return on average tangible assets:						
Annualized adjustments to net income (non-GAAP)[1]	$ 17.9	$ 20.7	$ 28.9	$ 12.9	$ 18.9	$ 19.1
Divided by: average tangible assets (non-GAAP)	4,807	4,846	4,801	5,700	5,095	4,795
Adjustments to return on average tangible assets (non-GAAP)	0.37%	0.43%	0.60%	0.23%	0.37%	0.40%
Return on average tangible assets (non-GAAP)	0.25%	0.17%	(0.04)%	0.05%	0.20%	0.26%
Adjusted return on average tangible assets (non-GAAP)	0.62%	0.60%	0.56%	0.28%	0.57%	0.66%
Adjustments to net income:						
Net income (loss)	$ 2.1	$ 1.2	$ (1.3)	$ (0.5)	$ 6.9	$ 9.2
Adjustments to net income (non-GAAP)[1]	4.5	5.1	7.2	12.9	18.9	19.1
Adjusted net income (non-GAAP)	$ 6.6	$ 6.4	$ 5.9	$ 12.3	$ 25.8	$ 28.3
(1) Adjustments						
Non-interest income adjustments:						
FDIC indemnification asset amortization	$ 6.0	$ 7.7	$ 7.3	$ 13.8	$ 19.0	$ 27.7
Other FDIC loss sharing (income) expense	0.6	0.8	(1.1)	(12.1)	(2.8)	8.9
Gain on recoveries of previously charged-off acquired loans	(0.2)	(0.1)	(0.0)	(4.3)	(1.3)	(0.7)
OREO related write-ups and other income	(1.0)	(0.5)	(0.2)	(2.9)	(4.8)	(3.8)
Total non-interest income adjustments (non-GAAP)	$ 5.4	$ 7.9	$ 5.9	$ (5.5)	$ 10.0	$ 32.1
Non-interest expense adjustments						
Other real estate owned (expenses) income	$ (1.4)	$ 0.4	$ (0.4)	$ (20.3)	$ (11.0)	$ 5.4
Problem loan expenses	(1.1)	(0.8)	(0.7)	(8.5)	(5.6)	(3.5)
Warrant change	0.6	0.4	(0.5)	1.4	(0.8)	3.0
Banking center closure related expenses	-	(0.4)	(1.1)	-	(3.4)	-
Conversion related expenses	-	-	(0.2)	-	-	(4.1)
Total non-interest expense adjustments (non-GAAP)	$ (1.9)	$ (0.4)	$ (2.9)	$ (27.5)	$ (20.8)	$ 4.8
Pre-tax adjustments	7.3	8.3	8.9	22.0	30.8	31.3
Collective tax expense impact	(2.8)	(3.2)	(1.6)	(9.1)	(11.9)	(12.2)
Adjustments to net income (non-GAAP)	$ 4.5	$ 5.1	$ 7.2	$ 12.9	$ 18.9	$ 19.1

38

National Bank Holdings CORPORATION